EXHIBIT 10.16

                        SECOND AMENDED AND RESTATED

                     JANUARY 1999 STOCKHOLDERS' AGREEMENT



            This Second Amended and Restated January 1999 Stockholders' Agreement (this "Agreement") is entered into as of December 17, 1999, by and among McLeodUSA Incorporated, a Delaware corporation (the"Company"); Alliant Energy Corporation, a Wisconsin corporation ("AEC"); IES Investments Inc., an Iowa corporation (n/k/a Alliant Energy Investments, Inc.) and indirect wholly owned subsidiary of AEC ("IES"); Heartland Properties, Inc., a Wisconsin corporation and indirect wholly owned subsidiary of AEC ("Heartland");
Alliant Energy Foundation, Inc., a Wisconsin corporation (non-profit) ("AEF" and together with AEC, IES and Heartland, the "AEC Entities"); Clark E. McLeod ("McLeod"); Mary E. McLeod (together with McLeod, the "McLeods"); Richard A. Lumpkin ("Lumpkin") and each of the former shareholders of Consolidated Communications Inc. ("CCI") and certain permitted transferees of the former CCI shareholders in each case who are listed in Schedule I hereto (the "CCI Shareholders"); and M/C Investors L.L.C., a Delaware limited liability company ("M/C Investors") and Media/Communications Partners III Limited Partnership, a Delaware limited partnership ("M/C Partners" and together with M/C Investors, the"M/C Stockholders"). The AEC Entities, the McLeods, Lumpkin and the CCI Shareholders party hereto are referred to herein collectively as the"Original Stockholders" and individually as an"Original Stockholder."

            WHEREAS, the Company, IES, the McLeods, Lumpkin, the CCI Shareholders party hereto and the M/C Stockholders are parties to an Amended and Restated January 1999 Stockholders' Agreement, entered into as of September 15, 1999 (the "Amended and Restated January 1999 Stockholders' Agreement");

            WHEREAS, the Company, IES, the McLeods, Lumpkin, the CCI Shareholders party hereto and the M/C Stockholders desire to add each of AEC, Heartland and AEF as a party to this Agreement and to make certain other changes in accordance with the terms herein set forth;

            WHEREAS,  the  Company,  the  Original  Stockholders  and  the M/C
Stockholders deem it to be in the best interests of the Company and its stockholders to provide for the continuity and stability of the business and policies of the Company on the terms and conditions hereinafter set forth;

            WHEREAS, concurrently with execution and delivery of this Agreement, the Company and the Original Stockholders are entering into an amendment and restatement of the Amended and Restated November 1998 Stockholders' Agreement, entered into as of September 15, 1999; and

            WHEREAS, the Company, the Original Stockholders and the M/C Stockholders desire to amend and restate the Amended and Restated January 1999 Stockholders' Agreement in its entirety with the terms and conditions hereinafter set forth;

            NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:


1.    [INTENTIONALLY DELETED]


2.    VOTING AGREEMENT


      2.1   Board of Directors

      For the period commencing on the Effective Date (as defined in Section 2.2) and ending on the Expiration Date (as defined in Section 2.2), each Original Stockholder and the M/C Stockholders, for so long as each such Original Stockholder and the M/C Stockholders beneficially and continuously owns at least five million (5,000,000) shares of the Company's Class A common stock, $.01 par value per share (the "Class A Common Stock"), subject to adjustment pursuant to Section 5.1, shall take or cause to be taken all such action within their respective power and authority as may be required:

     (a) to establish and maintain the authorized size of the Board of Directors of the Company (the "Board of Directors" or the "Board") at up to thirteen (13) directors;

     (b) to cause to be elected to the Board one (1) director designated by the AEC Entities, for so long as the AEC Entities collectively beneficially and continuously own at least five million (5,000,000) shares of Class A Common Stock (subject to adjustment pursuant to Section 5.1);

     (c) to cause Lumpkin to be elected to the Board, for so long as Lumpkin and the CCI Shareholders collectively beneficially and continuously own at least five million (5,000,000) shares of Class A Common Stock (subject to adjustment pursuant to Section 5.1);

     (d) to cause to be elected to the Board three (3) directors who are executive officers of the Company designated by McLeod, for so long as the McLeods collectively beneficially and continuously own at least five million (5,000,000) shares of Class A Common Stock (subject to adjustment pursuant to Section 5.1);

     (e) to cause to be elected to the Board one (1) director designated by the M/C Stockholders, for so long as the M/C Stockholders collectively beneficially and continuously own at least five million (5,000,000) shares of Class A Common Stock (subject to adjustment pursuant to Section 5.1);

     (f) to cause to be elected to the Board a director or directors nominated by the Board to replace a director or directors designated pursuant to paragraphs (b) through (e) above upon the earlier to occur of such designated director's or directors' resignation (and the acceptance of such resignation by the Board) and the expiration of such director's or directors' term as a result of any party or parties identified in paragraphs (b) through (e) above no longer collectively beneficially and continuously owning at least five million (5,000,000) shares of Class A Common Stock (subject to adjustment pursuant to Section 5.1) at any time during the period commencing on the Effective Date and ending on the Expiration Date; it being understood that within three
          (3) business days following such time that the party or parties identified in paragraphs (b) through (e) above no longer collectively beneficially and continuously own at least five million (5,000,000) shares of Class A Common Stock (subject to adjustment pursuant to Section 5.1) during such period, such party or parties shall use its or their respective best efforts to cause the director or directors designated by such party or parties to tender their immediate resignation to the Board which the Board may accept or reject; and

     (g) to cause to be elected to the Board, if and as nominated by the Board, up to seven (7) non-employee directors.

            For purposes of this Section 2.1, (i) the McLeods shall be deemed to be a single Original Stockholder of the Company, (ii) the M/C Stockholders shall be deemed to be a single stockholder of the Company, and the M/C Stockholders shall be deemed to own shares "continuously" as long as the shares of the M/C Stockholders are owned by the M/C Stockholders or an M/C Stockholder Permitted Transferee (as defined in Section 3.1), (iii) Lumpkin and all of the CCI Shareholders shall be deemed to be a single Original Stockholder of the Company, and the CCI Shareholders shall be deemed to own shares "continuously" as long as the shares of the CCI Shareholders are owned by the CCI Shareholders or a CCI Permitted Transferee (as defined in the Second Amended and Restated November 1998 Stockholders' Agreement (as defined in Section 2.2)), and (iv) the AEC Entities shall be deemed to be a single Original Stockholder of the Company, and the AEC Entities shall be deemed to own shares "continuously" as long as the shares of the AEC Entities are owned by the AEC Entities or an AEC Permitted Transferee (as defined in the Second Amended and Restated November 1998 Stockholders' Agreement).

      2.2   Definitions

            For purposes of this Agreement, the following terms have the meanings indicated:

                  (a) "Affiliate" and"Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (b) A person shall be deemed the "beneficial owner" of and shall be deemed to"beneficially own" any securities:

                        (i) which  such   person  or  any  of  such   person's
                            Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise;

                       (ii) which  such   person  or  any  of  such   person's
                            Affiliates or Associates,  directly or indirectly,
                            has  the  right  to  vote  or  dispose  of or  has
                           "beneficial  ownership" of (as determined pursuant
                            to Rule 13d-3 under the Exchange  Act),  including
                            pursuant to any agreement, arrangement or understanding, whether or not in writing; or

                       (iii)  which  are  beneficially   owned,   directly  or
                            indirectly, by any other person (or any Affiliate or Associate thereof) with which such person or any of such person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting or disposing of any voting securities of the Company.

                  For purposes of the  definition  of "beneficial  owner" and
                 "beneficially  own,"  the terms "agreement," "arrangement"
                  and"understanding" shall not include this Agreement or the Second Amended and Restated November 1998 Stockholders' Agreement.

                  (c)  "Effective Date" shall mean December  17, 1999.

                  (d)  "Expiration Date" shall mean December 31, 2001.

                  (e)  "Merger"    shall   mean   the   merger   of   Ovation
                  Communications,   Inc.  with  and  into  Bravo   Acquisition
                  Corporation pursuant to the terms and conditions of the Merger Agreement.

                  (f) "Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of January 7, 1999, by and among the Company, Bravo Acquisition Corporation, Ovation Communications, Inc. and certain of the stockholders of Ovation Communications, Inc.

                  (g)  "Second    Amended   and   Restated    November   1998
                  Stockholders' Agreement" shall mean the Second Amended and Restated November 1998 Stockholders' Agreement, entered into as of December 17, 1999, by and among the Company and the Original Stockholders.

                  (h) "Stock Split" shall mean that certain two-for-one stock split in the form of a stock dividend paid on July 26, 1999 to stockholders of record on July 12, 1999 effected by the Company with respect to its Class A Common Stock.


3.    TRANSFERS OF SECURITIES


      3.1   Restrictions on Transfers

            (a) Except as otherwise provided in this Section 3.1 or Section 3.2, the M/C Stockholders hereby agree that until the Expiration Date, the M/C Stockholders will not offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of, directly or indirectly, ("Transfer"), any equity securities of the Company or any other securities convertible into or exercisable for such equity securities ("Securities") beneficially owned by such M/C Stockholders as a result of the Merger (including distributions of Securities with respect to such Securities and Securities acquired as a result of a stock split with respect to such Securities) without submitting a written request to, and receiving the prior written consent of, the Board of Directors; provided, however, that the M/C Stockholders may transfer Securities to any beneficial owner or Affiliate of the M/C Stockholders, in each case provided that (i) such transfer is done in accordance with the transfer restrictions applicable to such Securities under federal and state securities laws and (ii) the transferee agrees to be bound by the terms hereof (as this Agreement may be amended or amended and restated from time to time) as an M/C Stockholder with respect to the shares being transferred pursuant to this Section (any such M/C Stockholder transferee pursuant to the foregoing proviso, an"M/C Stockholder Permitted Transferee"), and any such transfer shall not constitute a"Transfer" for purposes of this Agreement. Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more transfers to one or more M/C Stockholder Permitted Transferees and then at any time directly or indirectly disposing of all or any portion of such party's interest in any such M/C Stockholder Permitted Transferee. In the event that the Board of Directors consents to any Transfer of Securities by a Principal Stockholder (for purposes of this Agreement, the term "Principal Stockholder" shall have the same meaning as ascribed to such term in the Second Amended and Restated November 1998 Stockholders' Agreement) pursuant to Section 3.1(a) of the Second Amended and Restated November 1998 Stockholders' Agreement upon the written request of such Principal Stockholder (the"Transferring Principal Stockholder") during the period commencing on January 1, 2000 and ending on the Expiration Date and except as otherwise provided in Section 3.1(b) and Section 3.2 of this Agreement, the M/C Stockholders shall, notwithstanding the provisions of this
Section 3.1(a), have the right to Transfer a percentage of the total number of Securities beneficially owned by the M/C Stockholders equal to the percentage of the total number of Securities beneficially owned by the Transferring Principal Stockholder that the Board of Directors has consented may be Transferred by such Transferring Principal Stockholder. In the event the Board of Directors consents to any Transfer of Securities by the M/C Stockholders pursuant to this Section 3.1(a) upon the written request of the
M/C  Stockholders  (the "Transferring  M/C  Stockholders"),   and  except  as
otherwise provided in Section 3.1(b) and Section 3.2 of the Second Amended and Restated November 1998 Stockholders' Agreement, each Principal Stockholder shall, notwithstanding the provisions of Section 3.1(a) of the Second Amended and Restated November 1998 Stockholders' Agreement, have the right to Transfer a percentage of the total number of Securities beneficially owned by such Principal Stockholder equal to the percentage of the total number of Securities beneficially owned by the Transferring M/C Stockholders that the Board of Directors has consented may be Transferred by such Transferring M/C Stockholders.

            (b) In addition to the provisions of Section 3.1(a), for the period commencing for the quarter ending December 31, 1999 and ending on the Expiration Date, the Board shall determine prior to the public release of the Company's consolidated financial results with respect to each such financial reporting quarter during such period, the aggregate number, if any, of shares of Class A Common Stock (not to exceed in the aggregate one hundred thousand (100,000) shares of Class A Common Stock per quarter, subject to adjustment pursuant to Section 5.1) that may be Transferred by the M/C Stockholders (the "Transfer Amount") during the period commencing on the third (3rd) business day and ending on the twenty-third (23rd) business day following such public release of the Company's quarterly or annual financial results or such other trading period designated or permitted by the Board with respect to the purchase and sale of its Securities (each such period, a"Transfer Period"). Notwithstanding the provisions of Section 3.1(a), the M/C Stockholders shall be entitled to Transfer during each Transfer Period, provided such Transfer is effected in accordance with all applicable federal and state securities laws, a number of shares of Class A Common Stock equal to the Transfer Amount, if any, for such Transfer Period. In no event shall any portion of a Transfer Amount that is not utilized by the M/C Stockholders during a Transfer Period be reallocated or otherwise credited to any subsequent Transfer Periods. Notwithstanding the foregoing provisions of this Section 3.1(b), to the extent that the Company permits the Principal Stockholders the opportunity to Transfer shares of Class A Common Stock pursuant to Section 3.1(b) of the Second Amended and Restated November 1998 Stockholders' Agreement during the period commencing on January 1, 2000 and ending on the Expiration Date, the Company shall grant the M/C Stockholders the opportunity to Transfer on the same terms and conditions a number of shares of Class A Common Stock equal to the number of shares which each Principal Stockholder is entitled to Transfer pursuant to such Section 3.1(b), without considering those provisions of Section 3.1(b) of the Second Amended and Restated November 1998 Stockholders' Agreement relating to the reallocation of amounts among the Principal Stockholders. To the extent the Board determines a Transfer Amount with respect to the M/C Stockholders for any particular quarter pursuant to this Section 3.1(b), the Board shall determine an equal Transfer Amount for such quarter with respect to each Principal Stockholder pursuant to Section 3.1(b) of the Second Amended and Restated November 1998 Stockholders' Agreement.

            (c) For the period commencing for the quarter ending December 31, 1999 and ending on the Expiration Date, the Company shall give the M/C Stockholders prompt written notice (in any event no later than fifty (50) days prior to the beginning of the applicable Transfer Period) of its determination of any Transfer Amount. Within seven (7) days of receipt of such notice, the M/C Stockholders shall provide written notice to the Company of the number of shares of Class A Common Stock that the M/C Stockholders desire to Transfer pursuant to Section 3.1(b).

            (d) During the year ending December 31, 1999, to the extent the Company participates in a strategic transaction with an outside investor(s) pursuant to which such investor(s) acquires Securities of the Company at a premium to the then average trading price of the Company's Securities, and after the Company has been paid or otherwise received its consideration or proceeds from such transaction as determined by the Company, the Original Stockholders and the M/C Stockholders may be entitled to participate in such transaction on a pro rata basis as determined by the Board of Directors.

            (e) For purposes of this Section 3.1, the M/C Stockholders shall be deemed to be a single stockholder of the Company, the McLeods shall be deemed to be a single Principal Stockholder of the Company, Lumpkin and all of the CCI Shareholders shall be deemed to be a single Principal Stockholder of the Company and the AEC Entities shall be deemed to be a single Principal Stockholder of the Company.


      3.2   Registration Rights

            (a) In the event that the Board of Directors consents pursuant to Section 3.1(a) of the Second Amended and Restated November 1998 Stockholders' Agreement to a Principal Stockholder's request for a Transfer during the period commencing on January 1, 2000 and ending on the Expiration Date and in connection therewith, the Company agrees to register Securities with respect to such Transfer under the Securities Act of 1933, as amended (the "Securities Act"), the Company shall grant the M/C Stockholders the opportunity (subject to reduction in the event the registered Transfer is underwritten) to register for Transfer under the Securities Act a percentage of the total number of Securities beneficially owned by the M/C Stockholders equal to the percentage of the total number of Securities beneficially owned by the Transferring Principal Stockholder that such Transferring Principal Stockholder is registering for Transfer under the Securities Act, on the same terms and conditions as the Transferring Principal Stockholder. In the event that the Board of Directors consents pursuant to Section 3.1(a) of this Agreement to the M/C Stockholders' request for a Transfer, and in connection therewith the Company agrees to register Securities with respect to such Transfer under the Securities Act, the Company shall grant each Principal Stockholder pursuant to Section 3.1(a) of the Second Amended and Restated November 1998 Stockholders' Agreement the opportunity (subject to reduction in the event the registered Transfer is underwritten) to register for Transfer under the Securities Act a percentage of the total number of Securities beneficially owned by such Principal Stockholder equal to the percentage of the total number of Securities beneficially owned by the Transferring M/C Stockholders that such Transferring M/C Stockholders are registering under the Securities Act, on the same terms and conditions as the Transferring M/C Stockholders.

            (b) To the extent that the Company grants pursuant to Section 3.1(b) of the Second Amended and Restated November 1998 Stockholders' Agreement a Principal Stockholder the opportunity to register shares of Class

A Common Stock for Transfer under the Securities Act during the period commencing on January 1, 2000 and ending on the Expiration Date, the Company shall grant the M/C Stockholders the opportunity (subject to reduction in the event the registered Transfer is underwritten) to register an equal number of shares of Class A Common Stock for Transfer under the Securities Act on the same terms and conditions, without considering those provisions of Section 3.1(b) of the Second Amended and Restated November 1998 Stockholders' Agreement relating to the reallocation of amounts among the Principal Stockholders. To the extent that the Company grants pursuant to Section 3.1(b) of this Agreement the M/C Stockholders the opportunity to register shares of Class A Common Stock for Transfer under the Securities Act, the Company shall grant each Principal Stockholder pursuant to Section 3.1(b) of the Second Amended and Restated November 1998 Stockholders' Agreement the opportunity (subject to reduction in the event the registered Transfer is underwritten) to register an equal number of shares of Class A Common Stock for Transfer under the Securities Act on the same terms and conditions.

            (c) For the period commencing on January 1, 2000 and ending on the Expiration Date, in the event the Company proposes to register any shares of Class A Common Stock under the Securities Act pursuant to an underwritten primary offering (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms thereto or other form which would not permit the inclusion of the shares of Class A Common Stock of the M/C Stockholders), the Company, as determined by the Board of Directors, shall give written notice to the M/C Stockholders of its intention to effect such a registration. Following any such notice, the Board of Directors shall undertake to determine the aggregate number, if any, of shares of Class A Common Stock held by the M/C Stockholders (not to exceed in the aggregate on a per year basis a number of shares of Class A Common Stock equal to fifteen percent (15%) of the total number of shares of Class A Common Stock beneficially owned by the M/C Stockholders as of the Effective Time (as defined in the Merger Agreement) in connection with the consummation of the Merger, subject to appropriate and proportionate adjustment as a result of the Stock Split and subject to adjustment pursuant to Section 5.1) to be registered by the Company under the Securities Act (the"Registrable Amount") for Transfer by the M/C Stockholders in connection with such offering during such period. If the Board determines to register shares of Class A Common Stock held by the M/C Stockholders pursuant to this Section 3.2(c), the Company will promptly give written notice of such determination to the M/C Stockholders, and thereupon the Company will use commercially reasonable efforts to effect the registration of that portion of the Registrable Amount that the M/C Stockholders indicate a desire to register. All terms, conditions and rights with respect to such registration (including but not limited to any determination to reduce the Registrable Amount) shall be determined by the Board, provided that (i) the representations and warranties of the M/C Stockholders shall be customary taking into account, among other things, the nature of the offering and the M/C Stockholders' relationship with the Company, and (ii) the Company shall be responsible for all expenses with respect to such registration other than underwriting discounts and commissions allocable to the Class A Common Stock of the M/C Stockholders, which underwriting discounts and commissions shall be the responsibility of the M/C Stockholders. Notwithstanding the foregoing provisions of this
Section 3.2(c), to the extent that the Company grants pursuant to Section 3.2(c) of the Second Amended and Restated November 1998 Stockholders'
Agreement the Principal Stockholders the opportunity to register shares of Class A Common Stock for Transfer under the Securities Act during the period commencing on January 1, 2000 and ending on the Expiration Date, the Company shall grant the M/C Stockholders the opportunity to register shares of Class A Common Stock on a substantially similar basis. To the extent that the Company grants pursuant to Section 3.2(c) of this Agreement the M/C Stockholders the opportunity to register shares of Class A Common Stock for Transfer under the Securities Act, the Company shall grant each Principal Stockholder pursuant to Section 3.2(c) of the Second Amended and Restated November 1998 Stockholders' Agreement the opportunity to register shares of Class A Common Stock on a substantially similar basis.

            (d) In addition to the registration rights granted pursuant to Sections 3.2(a), (b) and (c), no more frequently than once during each of the calendar years ending December 31, 2000 and 2001 (each such year, an"Annual Period"), and upon either (i) the receipt of a written request of the M/C Stockholders or (ii) a determination by the Board of Directors, the Board shall undertake to determine the Registrable Amount, if any, for Transfer by the M/C Stockholders. If the Board determines to register shares of Class A Common Stock held by the M/C Stockholders pursuant to this Section 3.2(d), the Company will promptly give written notice of such determination to the M/C Stockholders, and thereupon the Company will use commercially reasonable efforts to effect the registration of that portion of the Registrable Amount that the M/C Stockholders indicate a desire to register. All terms, conditions and rights with respect to such registration (including but not limited to any determination to reduce the Registrable Amount) shall be determined by the Board, provided that (i) the representations and warranties of the M/C Stockholders shall be customary taking into account, among other things, the nature of the offering and the M/C Stockholders' relationship with the Company, and (ii) the Company shall be responsible for all expenses with respect to such registration other than underwriting discounts and commissions allocable to the Class A Common Stock of the M/C Stockholders, which underwriting discounts and commissions shall be the responsibility of the M/C Stockholders. Notwithstanding the foregoing provisions of this
Section 3.2(d), to the extent that the Company grants pursuant to Section 3.2(d) of the Second Amended and Restated November 1998 Stockholders'
Agreement the Principal Stockholders the opportunity to register shares of Class A Common Stock for Transfer under the Securities Act during the period commencing on January 1, 2000 and ending on the Expiration Date, the Company shall grant the M/C Stockholders the opportunity to register shares of Class A Common Stock on a substantially similar basis. To the extent that the Company grants pursuant to Section 3.2(d) of this Agreement the M/C Stockholders the opportunity to register shares of Class A Common Stock for Transfer under the Securities Act, the Company shall grant each Principal Stockholder pursuant to Section 3.2(d) of the Second Amended and Restated November 1998 Stockholders' Agreement the opportunity to register shares of Class A Common Stock on a substantially similar basis.

            (e) For purposes of this Section 3.2, the M/C Stockholders shall be deemed to be a single stockholder of the Company, the McLeods shall be deemed to be a single Principal Stockholder of the Company, Lumpkin and all of the CCI Shareholders shall be deemed to be a single Principal Stockholder of the Company and the AEC Entities shall be deemed to be a single Principal Stockholder of the Company.

            (f)   Notwithstanding  any other provision of this  Agreement,  to the extent the Company has undertaken to register Securities of the M/C Stockholders pursuant to this Section 3.2, the Company may subsequently determine not to register such Securities and may either not file a registration statement or otherwise withdraw or abandon a registration statement previously filed with respect to the registration of such
Securities; provided that to the extent the Principal Stockholders are also participating in such registration, the M/C Stockholders and the Principal Stockholders will be treated on a substantially similar basis with respect to any such determination not to register Securities or the withdrawal or abandonment of a registration statement previously filed as contemplated by this Section 3.2(f).


4.    REPRESENTATIONS AND WARRANTIES


      4.1   Representations and Warranties of Non-individual Stockholders

            Each non-individual party to this Agreement hereby represents and warrants, as of the date of this Agreement, to the Company and to each other party as follows:

            4.1.1   Authorization

            Such party has taken all action necessary for it to enter into this Agreement and to consummate the transactions contemplated hereby.

            4.1.2   Binding Obligation

            This Agreement  constitutes a valid and binding obligation of such party, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by such party pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of such party, enforceable in accordance with its terms (with the aforesaid exceptions).

      4.2   Representations and Warranties of Individual Stockholders

            Each  party  to  this  Agreement  who  is  an  individual   hereby
represents and warrants, as of the date of this Agreement, to the Company and to each other party as follows:

            4.2.1   Power and Authority

            Such party has the legal capacity and all other power and authority necessary to enter into this Agreement and to consummate the transactions contemplated hereby.

            4.2.2   Binding Obligation

            This Agreement  constitutes a valid and binding obligation of such party, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by such party pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of such party, enforceable in accordance with its terms (with the aforesaid exceptions).


      4.3   Representations and Warranties of the Company

            The Company hereby represents and warrants, as of the date of this Agreement, to each party as follows:

            4.3.1   Authorization

            The Company has taken all corporate action necessary for it to enter into this Agreement and to consummate the transactions contemplated hereby.

            4.3.2   Binding Obligation

            This Agreement  constitutes a valid and binding  obligation of the
Company, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by the Company pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of the Company, enforceable in accordance with its terms (with the aforesaid exceptions).

5.    MISCELLANEOUS


      5.1   Effect of Changes in Capitalization

            All share amounts of the Company's capital stock referred to in this Agreement shall be appropriately and proportionally adjusted for any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the date of this Agreement.


      5.2   Additional Actions and Documents
            Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement, whether before, at or after the Effective Date.


      5.3   Entire Agreement; Amendment

            Other  than  the  Second   Amended  and  Restated   November  1998
Stockholders' Agreement with respect to the parties thereto and as set forth therein, this Agreement constitutes the entire agreement among the parties hereto as of the date hereof with respect to the specific matters contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and by the party against whom enforcement of the amendment, modification or discharge is sought. Any amendment, modification or discharge of this Agreement to be enforced against the M/C Stockholders shall be valid and binding with respect to all M/C Stockholders if such amendment, modification or discharge is executed by those M/C Stockholders holding a majority of the shares of Class A Common Stock issued to the M/C Stockholders in the Merger (including distributions of Securities with respect to such Securities and Securities acquired as a result of a stock split with respect to such Securities).

      5.4   Limitation on Benefit

            It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.


      5.5   Binding Effect; Specific Performance

            This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns. No party shall assign this Agreement without the written consent of the other parties hereto; and such consent shall not be unreasonably withheld. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.


      5.6   Governing Law

            This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof).


      5.7   Notices

            All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand-delivered or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy, facsimile transmission or telex, addressed as follows:

            (i)   If to the Company or to the McLeods:

                  McLeodUSA Incorporated
                  McLeodUSA Technology Park
                  6400 C Street, SW, P.O. Box 3177
                  Cedar Rapids, IA  52406-3177
                  Attention:  Randall Rings
                  Facsimile:  (319) 790-7901

            (ii)  If to the AEC Entities:

                  IES Investments Inc. (n/k/a Alliant Energy Investments, Inc.) 200 1st Street SE
                  Cedar Rapids, IA 52401
                  Attention:  James E. Hoffman
                  Facsimile:  (319) 398-4204

            (iii) If to Lumpkin or any CCI Shareholder:

                  P.O. Box 1234
                  Mattoon, IL  61938
                  Attention:  Richard A. Lumpkin
                  Facsimile:  (217) 234-9934

                  with a copy to :

                  Schiff Hardin & Waite
                  6600 Sears Tower
                  Chicago, Illinois  60606
                  Attention:  David R. Hodgman, Esq.
                  Facsimile:  (312) 258-5600

           (iv)   If to the M/C Stockholders:
                  c/o Media/Communications Partners III
                    Limited Partnership
                  75 State Street
                  Boston, Massachusetts  02109
                  Attention:  James F. Wade
                  Facsimile:  (617) 345-7201

                  with a copy to:

                  Edwards & Angell, LLP
                  101 Federal Street
                  Boston, MA  02110
                  Attention:  Stephen O. Meredith, Esq.
                  Facsimile:  (617) 439-4170

            Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be hand-delivered, mailed, transmitted, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.


      5.8   Termination

            (a) This Agreement shall terminate and be of no further force or effect as to an Original Stockholder (and not as to the Company and the M/C Stockholders) at such time as the Second Amended and Restated November 1998 Stockholders' Agreement shall terminate and be of no further force or effect with respect to such Original Stockholder.

            (b) If (i) during any Annual Period the Board of Directors has not provided the M/C Stockholders a reasonable opportunity to Transfer shares of Class A Common Stock pursuant to the registration of such shares under the Securities Act pursuant to Section 3.2 in an aggregate amount equal to not less than fifteen percent (15%) of the total number of shares of Class A Common Stock beneficially owned by the M/C Stockholders as of the Effective Time in connection with the consummation of the Merger, subject to appropriate and proportionate adjustment as a result of the Stock Split and subject to adjustment pursuant to Section 5.1 or (ii) after January 1, 2000, the Second Amended and Restated November 1998 Stockholders' Agreement has been terminated by all parties thereto, then the M/C Stockholders may terminate this Agreement by providing written notice of termination to all other parties (x) in the case of clause (b)(i) above, no later than thirty
(30) days following the end of such Annual Period and (y) in the case of clause (b)(ii) above, at any time after January 1, 2000, such that all rights and obligations hereunder shall cease, and this Agreement shall be of no further force or effect.

            (c)   Unless   otherwise   previously   terminated   by  the   M/C
Stockholders pursuant to Section 5.8(b), this Agreement shall terminate on the Expiration Date.

            (d) For purposes of this Section 5.8, the M/C Stockholders shall be deemed to be a single stockholder of the Company, the McLeods shall be deemed to be a single Original Stockholder of the Company, Lumpkin and all of the CCI Shareholders shall be deemed to be a single Original Stockholder of the Company, and the AEC Entities shall be deemed to be a single Original Stockholder of the Company.


      5.9   Publicity

            The M/C Stockholders will use their reasonable best efforts to consult with the Company prior to issuing any press release, making any filing with any governmental entity or national securities exchange or making any other public dissemination of information by the M/C Stockholders within which this Agreement or the contents hereof are referenced or described.

      5.10  Appointment of Representative

            (a) Each of the M/C Stockholders hereby appoints M/C Partners, with power of substitution, as its exclusive agent to act on its behalf with respect to any and all actions to be taken under or amendments or modifications to be made to this Agreement (the"M/C Representative"). The M/C Representative shall take, and the M/C Stockholders agree that the M/C Representative shall take, any and all actions which the M/C Representative believes are necessary or advisable under this Agreement for and on behalf of each of the M/C Stockholders, as fully as if each of the M/C Stockholders was acting on its own behalf, including, without limitation, dealing with the Company and the other parties hereto with respect to all matters arising under this Agreement, entering into any amendment or modification to this Agreement deemed advisable by the M/C Representative and taking any and all other actions specified in or contemplated by this Agreement. The Company and the other parties hereto shall have the right to rely upon all actions taken or not taken by the M/C Representative pursuant to this Agreement, all of which actions or omissions shall be legally binding upon each of the M/C Stockholders.

            (b) Each of the CCI Shareholders hereby appoints Lumpkin, with power of substitution, as its exclusive agent to act on its behalf with respect to any and all actions to be taken under or amendments or modifications to be made to this Agreement (the"CCI Representative"). The CCI Representative shall take, and the CCI Shareholders agree that the CCI Representative shall take, any and all actions which the CCI Representative believes are necessary or advisable under this Agreement for and on behalf of each of the CCI Shareholders, as fully as if each of the CCI Shareholders was acting on its own behalf, including, without limitation, dealing with the Company and the other parties hereto with respect to all matters arising under this Agreement, entering into any amendment or modification to this Agreement deemed advisable by the CCI Representative and taking any and all other actions specified in or contemplated by this Agreement. The Company and the other parties hereto shall have the right to rely upon all actions taken or not taken by the CCI Representative pursuant to this Agreement, all of which actions or omissions shall be legally binding upon each of the CCI Shareholders.


      5.11  Execution in Counterparts

            To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

                    [Remainder of Page Intentionally Left Blank]

            IN  WITNESS  WHEREOF,  the  undersigned  have  duly  executed  and delivered this Second Amended and Restated January 1999 Stockholders' Agreement, or have caused this Second Amended and Restated January 1999 Stockholders' Agreement to be duly executed and delivered on their behalf, as of the day and year first hereinabove set forth.



MCLEODUSA INCORPORATED



By: /s/ J. Lyle Patrick
    --------------------
    Name:  J. Lyle Patrick
    Title:  Group Vice President/CFO




   /s/ Clark E. McLeod                        /s/ Mary E. McLeod
   -------------------                        -------------------
   Clark E. McLeod                            Mary E. McLeod



M/C INVESTORS L.L.C.


By: /s/ Peter H.O. Claudy
    ---------------------
    Name:  Peter H.O. Claudy
    Title: Manager



MEDIA/COMMUNICATIONS PARTNERS III LIMITED PARTNERSHIP

By:  M/C III L.L.C., its General Partner


By:  /s/ Peter H.O. Claudy
     ---------------------
     Name:  Peter H.O. Claudy
     Title: Manager

ALLIANT ENERGY CORPORATION, INC.


By:  /s/ James E. Hoffman
     --------------------
     Name:  James E. Hoffman
     Title: Executive Vice President
            Business Development


ALLIANT ENERGY FOUNDATION


By:  /s/ Edward M. Gleason
     ---------------------
     Name:  Edward M. Gleason
     Title: Treasurer



IES INVESTMENTS INC. (n/k/a ALLIANT ENERGY INVESTMENTS, INC.)


By:  /s/ James E. Hoffman
     --------------------
     Name:  James E. Hoffman
     Title: President, Alliant Energy Resources



HEARTLAND PROPERTIES, INC.


By:  /s/ Henry Wertheimer
     --------------------
     Name:  Henry Wertheimer
     Title: Vice President/Treasurer

/s/ Richard A. Lumpkin                    /s/ Gail G. Lumpkin
----------------------                    --------------------
Richard A. Lumpkin                        Gail G. Lumpkin


Margaret Lumpkin Keon Trust               Mary Lee Sparks Trust
dated May 13, 1978                        dated May 13, 1978


/s/ Margaret Lumpkin Keon                 /s/ Mary Lee Sparks
-------------------------                 --------------------
Margaret Lumpkin Keon, as Trustee         Mary Lee Sparks, as Trustee


                                          /s/ Steven L. Grissom
                                          ----------------------
                                          Steven L. Grissom, as Trustee
/s/ Mary Lee Sparks
-------------------
Mary Lee Sparks


The twelve trusts created under the Mary Green             The twelve trusts created under the Richard Adamson
Lumpkin Gallo Trust Agreement dated December 29,           Lumpkin Grandchildren's Trust dated September 5, 1980,
1989 one for the benefit of each of:                       one for the benefit of each of:

    Joseph John Keon III,                                        Joseph John Keon III,
    Katherine Stoddert Keon,                                     Katherine Stoddert Keon,
    Lisa Anne Keon,                                              Lisa Anne Keon,
    Margaret Lynley Keon,                                        Margaret Lynley Keon,
    Pamela Keon Vitale,                                          Pamela Keon Vitale,
    Susan Tamara Keon DeWyngaert,                                Susan Tamara Keon DeWyngaert,
    Benjamin Iverson Lumpkin,                                    Benjamin Iverson Lumpkin,
    Elizabeth Arabella Lumpkin,                                  Elizabeth Arabella Lumpkin,
    Anne Romayne Sparks,                                         Anne Romayne Sparks,
    Barbara Lee Sparks,                                          Barbara Lee Sparks,
    Christina Louise Sparks, and                                 Christina Louise Sparks, and
    John Woodruff Sparks                                         John Woodruff Sparks


Bank One, Texas, N.A., Trustee                              Bank One, Texas, N.A., Trustee



By: /s/ Frank A. Glispin                                    By: /s/ Frank A. Glispin
    --------------------                                        --------------------
    Name:  Frank A. Glispin                                     Name:  Frank A. Glispin
    Title: Relationship Manager                                 Title: Relationship Manager

The three trusts established by Richard              The twelve 1990 Personal Income Trusts established
Adamson Lumpkin under Trust Agreement dated          by Margaret L. Keon, Mary Lee Sparks, and Richard A.
February 6, 1970, one for the benefit of each of:    Lumpkin, each dated April 20, 1990, one for the benefit
                                                     of each of:
    Richard Anthony Lumpkin,                                     Joseph John Keon III,
    Margaret Anne Keon, and                                      Katherine Stoddert Keon,
    Mary Lee Sparks                                              Lisa Anne Keon,
                                                                 Margaret Lynley Keon,
                                                                 Pamela Keon Vitale,
Bank One, Texas, N.A., Trustee                                   Susan Tamara Keon DeWyngaert,
                                                                 Benjamin Iverson Lumpkin,
                                                                 Elizabeth Arabella Lumpkin,
By: /s/ Frank A. Glispin                                         Anne Romayne Sparks,
    --------------------                                         Barbara Lee Sparks,
    Name:  Frank A. Glispin                                      Christina Louise Sparks, and
    Title: Relationship Manager                                  John Woodruff Sparks


                                                       /s/ David R. Hodgman
                                                       ---------------------
                                                       David R. Hodgman, Trustee



                                                      /s/ Steven L. Grissom
                                                      --------------------
                                                      Steven L. Grissom, Trustee

                                SCHEDULE I


Richard A. Lumpkin

Gail G. Lumpkin

Margaret Lumpkin Keon, as Trustee under the Margaret Lumpkin Keon Trust dated May 13, 1978

Mary Lee Sparks and Steven L. Grissom, as Trustees of the Mary Lee Sparks Trust dated May 13, 1978

Mary Lee Sparks

Bank One, Texas, N.A., as Trustee of the twelve trusts created under the Mary Green Lumpkin Gallo Trust Agreement dated December 29, 1989, one for the benefit of each of Joseph John Keon III, Katherine Stoddert Keon, Lisa Anne Keon, Margaret Lynley Keon, Pamela Keon Vitale, Susan Tamara Keon DeWyngaert, Benjamin Iverson Lumpkin, Elizabeth Arabella Lumpkin, Anne Romayne Sparks, Barbara Lee Sparks, Christina Louise Sparks, and John Woodruff Sparks

Bank One, Texas, N.A., as Trustee of the twelve trusts created under the Richard Adamson Lumpkin Grandchildren's Trust dated September 5, 1980, one for the benefit of each of Joseph John Keon III, Katherine Stoddert Keon, Lisa Anne Keon, Margaret Lynley Keon, Pamela Keon Vitale, Susan Tamara Keon DeWyngaert, Benjamin Iverson Lumpkin, Elizabeth Arabella Lumpkin, Anne Romayne Sparks, Barbara Lee Sparks, Christina Louise Sparks, and John Woodruff Sparks

Bank One, Texas, N.A., as Trustee of the three trusts established by Richard Adamson Lumpkin under the Trust Agreement dated February 6, 1970, one for the benefit of each of Richard Anthony Lumpkin, Margaret Anne Keon, and Mary Lee Sparks

David R. Hodgman and Steven L. Grissom, as Trustees of the twelve 1990 Personal Income Trusts established by Margaret L. Keon, Mary Lee Sparks, and Richard A. Lumpkin, each dated April 20, 1990, one for the benefit of each of Joseph John Keon III, Katherine Stoddert Keon, Lisa Anne Keon, Margaret
Lynley Keon, Pamela Keon Vitale, Susan Tamara Keon DeWyngaert, Benjamin Iverson Lumpkin, Elizabeth Arabella Lumpkin, Anne Romayne Sparks, Barbara Lee Sparks, Christina Louise Sparks, and John Woodruff Sparks